UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: January 13, 2000




                           CAROLINA FIRST CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)




   South Carolina                 0-15083                     57-0824914
   --------------                 -------                     ----------
(State of other juris-          (Commission                  (IRS Employer
diction of incorporation)       File Number)             Identification Number)

            102 South Main Street, Greenville, South Carolina 29601
            -------------------------------------------------------
            (Address of principal executive office          (Zip Code)



Registrant's telephone number, including area code:  (864) 255-7900




                   The Exhibit Index appears on page 4 hereof.




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Item 5.     Other Events
            ------------

     On January 10, 2000, Carolina First Corporation ("CFC") entered into a definitive reorganization agreement with Anchor Financial Corporation ("AFC") pursuant to which AFC will be acquired by CFC in a merger transaction. Among other things, the definitive agreement provides that AFC shareholders will receive 2.1750 shares of CFC common stock for each share of AFC common stock.

     See attached Reorganization Agreement (with appendices), Press Release and Investor Presentation.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

(a)  Financial Statements of the Businesses Acquired.   Not Applicable

(b)  Pro Forma Financial Information.  Not Applicable

(c)  Exhibits.

     99.1     Reorganization Agreement (with Appendices)
     99.2     Press Release
     99.3     Investor Presentation




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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CAROLINA FIRST CORPORATION


January 13, 2000                        By:      /s/ William S. Hummers III
                                                 --------------------------
                                                 William S. Hummers III
                                                 Executive Vice President




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

                                  Exhibit Index
                                  -------------

EXHIBIT

     99.1     Reorganization Agreement (with Appendices)
     99.2     Press Release
     99.3     Investor Presentation





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